EXHIBIT 99.3

CHARMING SHOPPES, INC.
2004 STOCK AWARD AND INCENTIVE PLAN
PERFORMANCE SHARE AGREEMENT

Agreement dated as of February 2, 2006, between CHARMING SHOPPES, INC. (the “Company”) and DORRIT J. BERN (the “Employee”).

It is agreed as follows:

1.  Grant of Performance Shares; Consideration; Employee Acknowledgments.

(a)  The Company hereby confirms the grant to Employee, under the Company’s 2004 Stock Award and Incentive Plan (the “Plan”), of restricted stock units (“Performance Shares”) with respect to _______ shares of the Company’s common stock, par value $0.10 per share (“Shares”), subject to restrictions as set forth herein and in the Plan. The Performance Shares are granted as of the date of this Performance Share Agreement (the “Date of Grant”). The number of Performance Shares set forth in this Section 1(a) is the target award of Performance Shares (the “Target Shares”). The actual number of Shares that will vest and be distributed pursuant to this Performance Share Agreement (the “Agreement”) shall depend on the Company’s achievement of the performance goals described in Section 3(c) below or the satisfaction of other conditions described in Section 3(b) or 3(d) of this Agreement. The Performance Shares are granted pursuant to Section 6(e) of the Plan.

(b)  Employee shall be required to pay no cash consideration for the grant of the Performance Shares, but Employee’s prior services to the Company and performance of services to the Company from the date of grant to the date of issuance of the Shares, and her agreement to abide by the terms set forth in the Plan, this Agreement, and any Rules and Regulations under the Plan, shall be deemed to be consideration for this grant of Performance Shares. Employee acknowledges and agrees that (i) the Performance Shares are nontransferable as provided in Section 3(a) hereof and Section 10(b) of the Plan, (ii) the Performance Shares are subject to forfeiture in the event of Employee’s termination of employment in certain circumstances, as specified in Section 3(b) hereof, or to the extent that the performance goals specified in Section 3(c) below are not met, and (iii) sales of Shares following vesting of the Shares will be subject to the Company’s policies regulating trading by employees, including any applicable “blackout” or other designated periods in which sales of Shares are not permitted.

______________________________________________________________________________
THE DATE OF GRANT OF THESE PERFORMANCE SHARES IS: February 2, 2006

2.  Incorporation of Plan by Reference.

The Performance Shares have been granted to Employee under the Plan, a copy of which previously has been provided to Employee. All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. In addition, the terms of the deferral of settlement of the Performance Shares are governed by the Charming Shoppes Variable Deferred Compensation Plan for Executives, or a successor plan (the “Deferred Compensation Plan”), a copy of which previously has been provided to Employee, which terms are also incorporated herein by reference. Employee hereby accepts the grant of Performance Shares, acknowledges receipt of a copy of the Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Board or Committee under the Plan and the Deferred Compensation Plan. The number and type of Performance Shares (including the number and type of Target Shares) are subject to adjustment pursuant to Section 10(c) of the Plan.

3.  Restrictions on Performance Shares.

(a)  Restrictions Generally. Until the Shares vest in accordance with Section 3(b), 3(c), or 3(d), the following restrictions (the “Restrictions”) shall apply to the Performance Shares: (1) Employee shall have no right to sell, transfer, assign, pledge, or otherwise encumber or dispose of the Performance Shares (except for transfers and forfeitures to the Company); and (2) the Performance Shares shall be subject to the risk of forfeiture as set forth in Section 3(b) and 3(c). Employee shall be entitled to receive dividend and distribution equivalents with respect to the Performance Shares in accordance with Section 4. Employee shall not have any rights of a shareholder of the Company, including the right to vote, with respect to Performance Shares, until actual Shares are issued to Employee upon vesting of the Shares.

(b)  Termination of Employment.

(i)  Forfeiture. Unless otherwise determined by the Committee or as provided by the Employment Agreement described below, if Employee’s employment terminates and she thereafter is not an employee of the Company or any of its subsidiaries (a “Termination”), and such Termination is for any reason other than due to death, Disability, termination by Employee for Good Reason, or termination by the Company for reasons other than Cause, the Performance Shares that have not vested at or before such Termination shall be forfeited at the date of such Termination. For purposes of this Agreement, “Cause,” “Good Reason” and “Disability” shall have the meanings ascribed to such terms in the Employment Agreement by and between the Company and Employee dated as of January 1, 2005, as amended (the “Employment Agreement”). Accordingly, unless otherwise determined by the Committee or as provided by the Employment Agreement, Employee’s voluntary Termination (other than due to Disability or for Good Reason) or Termination by the Company for Cause will result in forfeiture of all Performance Shares that have not vested.

(ii)  Vesting. In the event of a Termination due to death, Disability, termination by Employee for Good Reason, or termination by the Company for reasons other than Cause, Shares equal to the Target Shares shall vest and be distributed to Employee free of the Restrictions as of the date of such Termination (subject to the six-month delay on distribution, if applicable, under Section 7(c)). Notwithstanding anything in the Agreement to the contrary, Shares equal to the Target Shares shall vest and be distributed to Employee under all events as may be specified for full vesting of stock awards under the Employment Agreement (subject to the six-month delay on distribution, if applicable, under Section 7(c)).

(c)  Vesting Based on Performance Goals.

(i)  Vesting Date. Unless the Target Shares vest earlier under Section 3(b) or 3(d), the Performance Shares shall vest on January 31, 2009 (the “Vesting Date”), subject to Employee’s continued employment with the Company to the Vesting Date and subject to the Company’s achievement of the performance goals described in subsection (ii) below.

(ii)  Performance Goals. Except as provided in Section 3(b) or 3(d), the number of Shares that shall be vested pursuant to this Agreement shall depend on the Company’s achievement of the following performance goals over the Performance Period. The Performance Period is the period beginning January 29, 2006 and ending January 31, 2009. The number of Shares that vest at the end of the Performance Period shall be determined based on the Company’s Cumulative Free Cash Flow for the Performance Period, as follows:

Cumulative Free Cash Flow for Performance Period	Percentage of Target Shares That Vest
Minimum:At least $	__%

Target: $	__ %

Maximum: $ or more	__ %

The percentage of Target Shares that shall vest will be interpolated between each of the measuring points, and the number of vested Performance Shares shall be rounded up to the next highest whole Share. Free Cash Flow shall be calculated by the Committee using the definition and methodology set forth on the attached Exhibit A.

(iii)  Calculation of Vested Performance Shares. At the end of the Performance Period, the Committee shall determine whether and to what extent the performance goals have been met, and the number of Performance Shares that shall be vested for the Performance Period. The Committee shall certify its conclusions in writing. Except as described in Section 3(b) or 3(d), Employee must be employed by the Company on the Vesting Date in order for Employee to receive a distribution with respect to the Performance Shares. If the Performance Shares vest at less than 100% of the Target Shares, the Performance Shares that do not vest shall be forfeited as of the Vesting Date. If the Performance Shares vest at more than 100% of the Target Shares, the number of Performance Shares shall be increased to the vested amount as of the Vesting Date. The Company shall distribute Shares to Employee equal to the Performance Shares that vest under this Section 3(c), free of the Restrictions, not later than 30 days after receipt by the Company of the audit opinion of its independent auditors with respect to the Company’s annual financial statements for the last fiscal year of the Performance Period, and in any event not later than 60 days after the Vesting Date, except as otherwise provided under Section 6.

(iv)  Coordination with Sections 3(b) and 3(d). If a Termination as described in Section 3(b) or a Change in Control as described in Section 3(d) occurs before the end of the Performance Period, the vesting of the Performance Shares shall be determined pursuant to Section 3(b) or 3(d), whichever is applicable. If no Termination or Change in Control occurs before the end of the Performance Period, the vesting of the Performance Shares shall be determined pursuant to the achievement of performance goals under this Section 3(c).

(d)  Change in Control. In the event of a Change in Control at a time that Employee is employed by the Company or any of its subsidiaries (or simultaneously with Employee’s Termination), Performance Shares equal to the Target Shares shall vest immediately prior to the Change in Control and shall be distributed free of the Restrictions effective as of the Change of Control, except that, if the Change in Control does not constitute or involve a transaction that constitutes “a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” under Section 409A(a)(2)(A)(v) of the Internal Revenue Code (the “Code”), the distribution shall occur at the earliest date thereafter that a distribution would have occurred hereunder in the absence of a Change in Control. For purposes of this Agreement, “Change in Control” shall have the meaning ascribed to such term in the Employment Agreement.

4.  Dividend and Distribution Equivalents; Adjustments.

(a) Dividend and Distribution Equivalents. The Company shall credit to a bookkeeping account on its records for Employee an amount equal to all dividends and distributions on the Target Shares which would otherwise be payable to the Employee if the Target Shares represented actual Shares, when, as, and if declared and paid on Shares. The accumulated dividends and distributions shall be deferred and shall be payable to the Employee when, as and if the Target Shares vest under Section 3 in the same proportion that the number of Target Shares that vest bears to the total number of Target Shares. Payment shall be made on the date on which the vested Shares are issued as described in the applicable provision of Section 3. Unless otherwise determined by the Committee, all dividends and distributions referred to in the immediately preceding sentence, other than regular quarterly cash dividends (if any), shall be deemed reinvested in additional Performance Shares at the Fair Market Value of Shares on the date when such dividends and distributions would be paid on Shares and such additional Performance Shares shall be subject to the same vesting restrictions as apply to the original Performance Shares. The additional Performance Shares shall vest in the same proportion that the number of original Target Shares that vest bears to the total number of original Target Shares. No interest will be credited on any cash amount (if any) of dividends payable at the time of vesting.

(b) Adjustments The number of Performance Shares shall be adjusted by the Committee, in accordance with Section 10(c) of the Plan, in order to preserve without enlarging Employee’s rights with respect to such Award. Any such adjustment shall be made taking into account any crediting of Performance Shares or cash to the Employee under Section 4(a) in connection with such transaction or event.

5.  Tax Withholding.

Employee agrees to remit to the Company and any subsidiary, and authorizes the Company and any subsidiary to deduct from any payment to be made to Employee hereunder if such remittance has not been made, any amount that federal, state, local, or foreign tax law requires to be withheld with respect to distribution of the Shares and the dividend and distribution amounts described in Section 4. Unless otherwise determined by the Board or Committee, unless the Employee has made other arrangements satisfactory to the Company to provide for payment of mandatory withholding taxes in advance of the payment date (by such deadline as the Company may specify), the Company will withhold from the number of vested Shares a number of whole Shares up to but not exceeding that number which has a Fair Market Value nearest to but not exceeding the minimum amount of federal, state and local taxes required to be withheld as a result of the payment. The Employee may elect such other methods of satisfying such withholding obligation as may be permitted under rules and regulations adopted by the Committee and in effect at the time of payment, which may include the surrender of Shares of the Company’s common stock owned separately by Employee. In the case of the withholding or surrender of Shares to pay withholding taxes, the Shares withheld or the Shares surrendered will be valued at the Fair Market Value determined in accordance with procedures for valuing Shares as set forth in rules and regulations adopted by the Committee and otherwise in effect at the time of lapse of such risks of forfeiture.

6.  Deferred Compensation Plan.

Notwithstanding the foregoing, if Employee elects to defer any of the Performance Shares pursuant to the Deferred Compensation Plan, the terms of the Deferred Compensation Plan shall govern the timing of payment of vested Shares and dividend and distribution amounts

7. Settlement.

(a) Distribution. The Company shall make a distribution in settlement of the Performance Shares by making delivery within 60 days after the distribution date (as specified herein, subject to Section 6) in the same manner as may be specified under the Deferred Compensation Plan; provided, however, that if permitted under the Deferred Compensation Plan, the Company may make delivery of Shares hereunder in settlement of Performance Shares by either delivering one or more certificates representing such Shares to the Employee, registered in the name of the Employee (and any joint name, if so directed by the Employee), or by depositing such Shares into an account maintained for the Employee (or of which the Employee is a joint owner, with the consent of the Employee) established in connection with the Company's Employee Stock Purchase Program or another plan or arrangement providing for investment in Shares and under which the Employee's rights are similar in nature to those under a stock brokerage account. If the Company determines to settle Performance Shares by making a deposit of Shares into such an account, the Company may settle any fractional Performance Share by means of such deposit. In other circumstan-ces or if so determined by the Company, the Company shall instead pay cash in lieu of fractional Shares, on such basis as the Plan Administrator may determine. In no event will the Company in fact issue fractional Shares.

(b) Effect of Settlement. Upon settlement of the Performance Shares, all obligations of the Company in respect of such Performance Shares shall be terminated.

(c) Avoidance of Constructive Receipt. Other provisions of this Agreement notwithstanding, if under Section 409A of the Code or any other U.S. federal income tax law as presently in effect or hereafter amended (i) the timing of any settlement hereunder would result in a distribution of Shares to Employee at a time that Employee is a “Specified Employee” under Code Section 409A(a)(2)(B)(i) (i.e., a “key” employee), such settlement shall be delayed in accordance with the terms of Section 7.2(c) of the Deferred Compensation Plan (but without any effect on the timing of any settlement that otherwise would occur six months or more after Employee’s separation from service within the meaning of Code Section 409A); (ii) any distribution in settlement of the Performance Shares that is triggered by a termination of employment hereunder will occur only at such time as Employee has had a “separation from service” as defined in Proposed Treasury Regulation § 1.409A-1(h) (and any successor regulation) regardless of whether any other event might be viewed as a termination of employment by the Company for any other purpose; (iii) the Company shall have no power or authority to accelerate the distribution and settlement of the Performance Shares except to the extent such acceleration is permitted under Code Section 409A; and (iv) other restrictions and limitations under the Deferred Compensation Plan with respect to distributions apply to the Performance Shares whether or not the Performance Shares have yet become vested or been deferred under the Deferred Compensation Plan.

8 Miscellaneous.

This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Performance Shares granted hereby, and supersedes any prior agreements or documents with respect to such Performance Shares. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Employee with respect to the Performance Shares shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company (if subject to such an additional obligation) and by Employee (if Employee’s rights are materially and adversely affected).

CHARMING SHOPPES, INC.	EMPLOYEE:
BY:____________________________	BY:________________________________
(Authorized Officer)	Dorrit J. Bern

Attachment: Exhibit A: Cumulative Free Cash Flow